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                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 22, 1999

                                  Biogen, Inc.
             (Exact name of Registrant as specified in its charter)


 Massachusetts                       0-12042                     04-3002117
---------------                   ------------               -------------------

(State or other                    Commission                   (IRS Employer
jurisdiction of                   File Number)               Identification No.)
 incorporation)



                               14 Cambridge Center
                               Cambridge, MA 02142
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (617) 679-2000



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ITEM 5.   OTHER EVENTS.

       On February 22, 1999, the Registrant publicly disseminated a press release announcing the authorization by the Registrant's Board of Directors of the repurchase by the Registrant of up to 4,000,000 shares of the Registrant's Common Stock. The Registrant expects that the stock repurchases will commence in the near term and will occur from time to time over the next two years. The stock repurchase program may be discontinued at any time. The information contained in the press release is incorporated herein by reference and filed as
Exhibit 99.1 hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


(c)  Exhibits.

        99.1         The Registrant's Press Release dated February 22, 1999.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         Biogen, Inc.


                                          By:  /s/ Michael J. Astrue
                                               -----------------------------
                                               Michael J. Astrue
                                               Vice President - General Counsel




Date: February 22, 1999





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                                  EXHIBIT INDEX

Exhibit
Number                     Description
------                     -----------

99.1                       The Registrant's Press Release
                              dated February 22, 1999